SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 18, 2006 (April 18, 2006)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 589-3500

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer
SIGNATURE

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.
     Effective as of April 19, 2006, the Board of Directors (the “Board”) of Verso Technologies, Inc. (the “Company”) elected William J. West to serve as a director of the Company and a member of the Audit Committee of the Board (the “Audit Committee”) until his successor is elected and qualified or until his earlier death, resignation or removal as a director. Mr. West has agreed to so serve.
     Also effective as of April 19, 2006, Paul R. Garcia has resigned his positions as a member of the Board and the Audit Committee.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

	By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer and Executive Vice President

Dated: April 18, 2006

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